   As filed with the Securities and Exchange Commission on February 11, 2000
                                                       Registration No.
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                --------------


                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                                --------------

                              Digex, Incorporated
             (Exact name of registrant as specified in its charter)

                                --------------

        Delaware                     4813                    59-3582217
     (State or other           (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial             Identification No.)
    incorporation or          Classification Code
      organization)                 Number)

                                One Digex Plaza
                              Beltsville, MD 20705
                                 (240) 264-2000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                --------------

                                 Mark K. Shull
                     President and Chief Executive Officer
                              Digex, Incorporated
                                One Digex Plaza
                              Beltsville, MD 20705
                                 (240) 264-2000
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                --------------

                                   Copies to:
       Ralph J. Sutcliffe, Esq.                   Raymond Y. Lin, Esq.
  Kronish Lieb Weiner & Hellman LLP                 Latham & Watkins
     1114 Avenue of the Americas                    885 Third Avenue
    New York, New York 10036-7798            New York, New York 10022-4802
            (212) 479-6000                           (212) 906-1200

                                --------------

   Approximate date of commencement of proposed sale to public: As soon as practicable after the effective date of this Registration Statement.
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-94857
   If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------

                        CALCULATION OF REGISTRATION FEE

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-------------------------------------------------------------------------------
                                     Proposed        Proposed
                      Number of      Maximum          Maximum       Amount of
Title of Securities  Shares to be Offering Price     Aggregate     Registration
 to be Registered     Registered    Per Share    Offering Price(1)     Fee
-------------------------------------------------------------------------------
Class A Common
 Stock, par value
 $.01 per share...    1,150,000       $94.69       $108,893,500     $28,747.88
-------------------------------------------------------------------------------
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

(1) Based on the average high and low prices of the Class A Common Stock on February 7, 2000 in accordance with Rule 457(c) under the Securities Act.

                                --------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

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

  Incorporation by Reference of Registration on Form S-1, Commission File No.
                                   333-94857

   Digex, Incorporated ("Digex") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (Commission File No. 333-94857) declared effective on February 10, 2000 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by Digex with the Commission and incorporated or deemed to be incorporated by reference therein.

                                    SIGNATURES

   Pursuant to the requirements of the Securities Act, Digex has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beltsville, State of Maryland, on this 10th day of February, 2000.

                                          Digex, Incorporated

                                                    /s/ Mark K. Shull
                                          By: _________________________________
                                                      Mark K. Shull
                                              President and Chief Executive
                                                           Officer

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Signature                           Title                  Date
                 ---------                           -----                  ----
Principal Executive Officer:

             /s/ Mark K. Shull              Director, President and   February 10, 2000
___________________________________________  Chief Executive Officer
               Mark K. Shull

Principal Financial and Accounting
Officers:

                    *                       Chief Financial Officer   February 10, 2000
___________________________________________
             Timothy M. Adams

                    *                       Controller                February 10, 2000
___________________________________________
            T. Scott Zimmerman

Directors:

                    *                       Chairman of the Board     February 10, 2000
___________________________________________
              David C. Ruberg

                    *                       Director                  February 10, 2000
___________________________________________
               John C. Baker

                    *                       Director                  February 10, 2000
___________________________________________
            Philip A. Campbell

                                            Director                  February 10, 2000
___________________________________________
             Richard A. Jalkut

                    *                       Director                  February 10, 2000
___________________________________________
              George F. Knapp

                                            Director                  February 10, 2000
___________________________________________
             Robert M. Manning

                    *                       Director                  February 10, 2000
___________________________________________
               Jack E. Reich

          /s/ Mark K. Shull
*By: ________________________________
             Mark K. Shull
          as Attorney-In-Fact

                                 EXHIBIT INDEX

 Exhibit
 Number                           Exhibit                            Page
 -------                          -------                            ----
   5.1   Opinion of Kronish Lieb Weiner & Hellman LLP.*
  23.1   Consent of Kronish Lieb Weiner & Hellman LLP, included in
         Exhibit 5.1.
  23.2   Consent of Ernst & Young LLP.
  24.1   Power of Attorney.*

--------
* Filed as an exhibit to Digex's registration statement on Form S-1 (Commission File #333-94857) and incorporated herein by reference.